TRUSTEE'S MONTHLY REPORTING PACKAGE
                        FOR THE MONTH ENDED JUNE 30, 1998




                       ALLIANCE ENTERTAINMENT CORP. et al.
                                (Name of Debtor)


           97 B 44673 through 97 B 44687 (BRL) (Jointly Administered)
                                 (Case Numbers)

                            Willkie Farr & Gallagher
                              (Debtors' Attorneys)






                               /s/ David E. Hawthorne
                ------------------------------------------------
                                    Signed by:

   David E. Hawthorne,   Executive  Vice  President,  Chief  Financial  Officer
                             (Preparer)

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET (Unaudited)
June 30, 1998
(Amounts in Thousands)

                    ASSETS
CURRENT ASSETS
  Cash and cash equivalents                                      $     1,432
  Accounts receivable, net                                            48,392
  Inventory                                                           55,079
  Prepaid expenses and advances                                        3,433
  Due From Affiliates
  Refundable income taxes                                              2,047
                                                                 -------------
    Total current assets                                             110,383
INVESTMENTS                                                            5,585
PROPERTY AND EQUIPMENT                                                25,910
COPYRIGHTS                                                             3,808
COST IN EXCESS OF NET ASSETS
OF BUSINESSES ACQUIRED                                                44,655
COVENANTS NOT TO COMPETE                                               2,229
OTHER ASSETS                                                           4,935
                                                                 -------------
                                                                 $   197,505
                                                                 =============
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Excess of outstanding checks over
    bank balance                                                 $       256
  Notes payable                                                       29,999
  Current maturities of long-term debt                                   638
  Accounts payable and accrued expenses                               35,673
                                                                 -------------
    Total current liabilities                                         66,566

LONG-TERM DEBT                                                         6,531

LIABILITIES SUBJECT TO SETTLEMENT
  UNDER THE REORGANIZATION CASE                                      417,573

STOCKHOLDERS' EQUITY
 Common stock                                                              4
  Preferred Stock                                                          5
  Additional paid-in capital                                         146,965
  Employee notes for stock purchase                                      (52)
  Retained earnings (deficit)                                       (440,087)
  Foreign Currency translation adjustment
                                                                 -------------
                                                                    (293,165)
                                                                 -------------
                                                                 $   197,505
                                                                 =============

     *The following  subsidiaries do not have any operating  activity:  Alliance
Ventures Inc.,  AEC Americas,  Inc., FL  Acquisition  Corp. and AEC  Acquisition
Corp.

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
MONTH ENDED June 30, 1998
(Amounts in Thousands)

Net Sales                                                        $    22,698

Cost of sales                                                         19,505
                                                                 -------------
    Gross profit                                                       3,193

Selling, general and administrative expenses                           3,642
Amortization of intangible assets                                        491
                                                                 -------------
                                                                       4,133
                                                                 -------------
                                                                        (940)
                                                                 -------------
Reorganization items                                                   1,174

Other income (expense)
  Equity in net income (loss) of unconsolidated
   entities                                                               62
  Amortization of deferred financing costs                              (137)
  Other income (expense) - net                                            (9)
  Interest expense                                                    (1,244)
                                                                 -------------
                                                                      (1,328)
                                                                 -------------

   Income(loss) before income taxes                                   (3,442)

Provision for income taxes
                                                                 -------------

   Net income (loss)                                             $    (3,442)
                                                                 =============

     *The following  subsidiaries do not have any operating  activity:  Alliance
Ventures Inc.,  AEC Americas,  Inc., FL  Acquisition  Corp. and AEC  Acquisition
Corp.

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)
MONTH ENDED June 30, 1998
(Amounts in Thousands)

Net Income (Loss)                                                  $  (3,442)

Adjustments to reconcile net income (loss) to
  net cash provided by operating activities:
   Depreciation and amortization                                         902
   Equity in net income (loss) of unconsolidated
    entities                                                             (62)
   Reorganization items                                                1,174
   Changes in working capital and other, net                           3,495
Net cash provided by (used in) operating                         -------------
activities before reorganization items                                 2,067
                                                                 -------------

Reorganization items:
  Chapter 11 professional fees paid                                   (1,174)
                                                                 -------------
Net cash used by reorganization items                                 (1,174)
                                                                 -------------
Net cash provided by (used in)
  operating activities                                                   893
                                                                 -------------

Cash Flows From Investing Activities
  Purchase of property and equipment                                    (362)
  (Increase) decrease in investments
  (Increase) decrease in copyrights                                      (37)
  (Increase) decrease in other assets                                    200

Net cash provided by (used in)                                   -------------
  Investing Activities                                                  (199)
                                                                 -------------

Cash Flows From Financing Activities
  Increase (decrease) in excess of out-
   standing checks over bank balance                                     108
  Net financing proceeds to affiliates                                (1,255)
  Proceeds from Borrowings                                             1,000
  Payments on Borrowings                                              (3,017)

Net Cash provided by (used in)                                   -------------
  Financing Activities                                                (3,164)
                                                                 -------------

Net increase (decrease) in cash:                                      (2,470)

Cash
  Beginning                                                            3,902
                                                                 -------------
  Ending                                                         $     1,432
                                                                 =============

     * The following  subsidiaries do not have any operating activity:  Alliance
Ventures Inc.,  AEC Americas,  Inc., FL  Acquisition  Corp. and AEC  Acquisition
Corp.

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATING BALANCE SHEET (Unaudited)
June 30, 1998
(Amounts in Thousands)
                                                                                                               Alliance
                                     Alliance                                               Eliminations     Entertainment
                                    Entertainment  AE Land       Matrix                        and            Corp. and
                      Sub-total       Corp.          Corp       Software      Execusoft    Reclassification  Subsidiaries*
                      ----------    -----------   -----------   ----------    ----------   ----------------- --------------
  ASSETS
CURRENT ASSETS
Cash and Cash
  equivalents         $     693     $     274     $     398     $      67     $            $                 $     1,432
Accounts receivable,
  net                    48,673          (361)                         40            40                           48,392
Inventory                55,079                                                                                   55,079
Prepaid expenses          3,084           254            95                                                        3,433
Due from affiliates       7,935        61,003         1,374                         257        (70,569)
Refundable income taxes      36         2,011                                                                      2,047
Deferred income taxes
                      ----------    -----------   -----------   ----------    ----------   ----------------- --------------
Total current assets    115,500        63,181          1,867          107           297        (70,569)          110,383
 INVESTMENTS, at cost       943         8,721                                                   (4,079)            5,585
PROPERTY AND EQUIPMENT    6,768            31        18,913           198                                         25,910
COPYRIGHTS                3,808                                                                                    3,808
COST IN EXCESS OF
 NET ASSETS OF
 BUSINESS ACQUIRED                     44,655                                                                     44,655
COVENANTS NOT TO
 COMPETE                    198         2,031                                                                      2,229
DEFERRED INCOME TAXES
OTHER ASSETS                157         3,883           134           761                                          4,935
                      ----------    -----------   -----------   ----------    ----------   ----------------- --------------
                      $ 127,374     $ 122,502     $  20,914     $   1,066     $     297    $   (74,648)      $   197,505
                      ==========    ===========   ===========   ==========    ==========   ================= ==============
LIABILITIES AND STOCKHOLDERS
  EQUITY
CURRENT LIABILITIES
Excess of outstanding
 checks over bank
 balance              $     256     $             $             $             $            $                 $       256
Notes payable            (6,557)       34,860                       1,696                                         29,999
Current maturities of
 long-term debt             223                         415                                                          638
Accounts payable
 and accrued expenses    26,802         8,618           228            25                                         35,673
Income tax payable
                      ----------    -----------   -----------   ----------    ----------   ----------------- --------------
Total current
  liabilities            20,724        43,478           643         1,721                                         66,566
LONG-TERM DEBT              666                       5,865                                                        6,531
DEFERRED INCOME TAXES
LIABILITIES SUBJECT
TO SETTLEMENT UNDER
THE REORGANIZATION CASE 179,193       267,653        14,479         3,182           538        (47,472)          417,573

STOCKHOLDERS' EQUITY
Common Stock              3,123             4                           1            13         (3,137)                4
Preferred Stock                             5                                                                          5
Additional paid-in
  capital                26,300       146,965                                                  (26,300)          146,965
Employee notes for
  stock purchase                          (52)                                                                       (52)
Retained earnings
  (deficit)            (102,632)     (335,551)          (73)       (3,838)         (254)         2,261          (440,087)
Foreign currency
translation adjustment
                      ----------    -----------   -----------   ----------    ----------   ----------------- --------------
                        (73,209)     (188,629)          (73)       (3,837)         (241)       (27,176)         (293,165)
                      ----------    -----------   -----------   ----------    ----------   ----------------- --------------
                      $ 127,374     $ 122,502     $  20,914     $   1,066     $     297    $   (74,648)      $   197,505
                      ==========    ===========   ===========   ==========    ==========   ================= ==============
    *The following  subsidiaries do not have any operating  activity:  Alliance
Ventures,  Inc. AEC Americas,  Inc., FL Acquisition  Corp.  and AEC  Acquisition
Corp.

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATING BALANCE SHEET (Unaudited)
June 30, 1998
(Amounts in Thousands)

                             Independent   Passport     Passport                    Castle                    AEC
                              National      Music        Music       Concord    Communications  One Way    One Stop
                            Distributors  Distribution Worldwide     Records       (U.S.)       Records     Group      Sub-total
                            ------------  -----------  -----------  ----------  -------------   --------  ----------- ----------
ASSETS
CURRENT ASSETS
Cash and cash equivalents $         34    $            $            $           $               $         $      659  $     693
Accounts receivable, net            60        2,359                     1,094          (496)      3,570       42,086     48,673
Inventory                          805                                  1,694                     5,472       47,108     55,079
Prepaid expenses and
advances                                         26                     2,383                       432          243      3,084
Due from Affiliates             (2,102)       8,805        698          1,372          (886)        127          (79)     7,935
Refundable income taxes                                                    36                                                36
Deferred income taxes
                           ------------- ------------ ------------ ------------ -------------- ---------- ------------ ----------

Total current assets            (1,203)      11,190        698          6,579        (1,382)      9,601       90,017    115,500
INVESTMENTS, at cost                                                      542                                    401        943
PROPERTY AND EQUIPMENT                                                    205                       623        5,940      6,768
COPYRIGHTS                                                              3,808                                             3,808
COST IN EXCESS OF NET ASSETS
OF BUSINESSES ACQUIRED
COVENANTS NOT TO COMPETE                                                                                         198        198
DEFERRED INCOME TAXES
OTHER ASSETS                         2           12                        19                        43           81        157
                          ------------- ------------ ------------ ------------ -------------- ---------- ------------ ----------
                          $     (1,201) $    11,202  $     698    $    11,153  $     (1,382)  $  10,267  $    96,637  $ 127,374
                          ============= ============ ============ ============ ============== ========== ============ ==========
LIABILITIES AND
STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Excess of outstanding
checks over bank balance  $             $         5  $            $        86  $              $     165  $            $     256
Notes payable                   (1,576)                                 3,979            754     (1,706)      (8,008)    (6,557)
Current maturities of
 long-term debt                                                                                                  223        223
Accounts payable and
accrued expenses                 1,910         (279)                    1,180             31      1,010       22,950     26,802
Income Tax Payable
                          ------------- ------------ ------------ ------------ -------------- ---------- ------------ ----------
Total current liabilities          334         (274)                    5,245            785       (531)      15,165     20,724

LONG-TERM DEBT                                                                                                   666        666
DEFERRED INCOME TAXES

LIABILITIES SUBJECT
TO SETTLEMENT UNDER
REORGANIZATION CASE             72,094       13,571      1,392          6,453          7,333     13,078       65,272    179,193

STOCKHOLDERS' EQUITY
Common Stock                     1,000            5                        22                     2,095            1      3,123
Preferred Stock
Additional paid-in capital      16,117            7                        27                                 10,149     26,300
Employee notes for stock
  purchase
Retained earnings (deficit)    (90,746)      (2,107)      (694)          (594)        (9,500)    (4,375)       5,384   (102,632)
Foreign Currency
Translation Adjustment
                          ------------- ------------ ------------ ------------ -------------- ---------- ------------ ----------
                               (73,629)      (2,095)      (694)          (545)        (9,500)    (2,280)      15,534    (73,209)
                          ------------- ------------ ------------ ------------ -------------- ---------- ------------ ----------
                          $     (1,201) $    11,202  $     698    $    11,153  $      (1,382) $  10,267  $    96,637  $ 127,374
                          ============= ============ ============ ============ ============== ========== ============ ==========

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF OPERATIONS (Unaudited)
MONTHS ENDED June 30, 1998
(Amounts in Thousands)
                                                                                                             Alliance
                                    Alliance                                               Eliminations      Entertainment
                                   Entertainment    AE Land      Matrix                       and            Corp. and
                     Sub-total       Corp.           Corp       Software     Execusoft    Reclassifications  Subsidiaries*
                     ----------   -------------    ----------   ----------   ----------   ----------------- --------------
Net sales            $  22,592    $                $            $     106     $            $                 $    22,698

Cost of sales           19,491                                         14                                         19,505
                     ----------   -------------    ----------   ----------   ----------   ----------------- --------------
Gross Profit             3,101                                         92                                          3,193

Selling, general
and administrative
expenses                3,276             356          (39)            49                                         3,642
Amortization of
intangible assets          16             475                                                                        491
                     ----------   -------------    ----------   ----------   ----------   ----------------- --------------
                        3,292             831          (39)            49                                          4,133
                     ----------   -------------    ----------   ----------   ----------   ----------------- --------------

                         (191)           (831)          39             43                                           (940)
                     ----------   -------------    ----------   ----------   ----------   ----------------- --------------

Reorganization items                    1,174                                                                      1,174
Other income
(expense)
Equity in net income
(loss) of unconsolidated
 entities                                  62                                                                         62
Amortization of
 deferred financing
  costs                                  (135)          (2)                                                         (137)
Other income (expense)
  - net                    (5)             (3)                         (1)                                            (9)
Interest expense         (550)           (646)         (37)           (11)                                        (1,244)
                     ----------   -------------    ----------   ----------   ----------   ----------------- -------------
                         (555)           (722)         (39)           (12)                                        (1,328)
                     ----------   -------------    ----------   ----------   ----------   ----------------- -------------
Income before
 income taxes            (746)         (2,727)                         31                                        (3,442)
Provision for
income taxes         ----------   -------------    ----------   ----------   ----------   ----------------- -------------
Net income (loss)    $   (746)    $    (2,727)     $            $      31    $            $                 $     (3,442)
                     ==========   =============    ==========   ==========   ==========   ================= =============

     *The following  subsidiaries do not have any operating  activity:  Alliance
Ventures,  Inc., AEC Americas,  Inc., FL Acquisition  Corp. and AEC  Acquisition
Corp.

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF OPERATIONS (Unaudited)
MONTH ENDED June 30, 1998
(Amounts in Thousands)

                        Independent   Passport     Passport                     Castle                   AEC
                         National       Music       Music       Concord     Communications One Way     One Stop
                        Distributors  Distribution Worldwide     Records        (U.S.)      Records      Group      Sub-total
                        ------------  ----------- -----------  ----------   -------------  --------   ---------- ------------
Net sales               $             $           $            $     560    $              $   490    $  21,542  $   22,592

Cost of sales                                                        293                       290       18,908      19,491
                       -------------  ----------- -----------  -----------  -------------  --------   ---------- ------------
Gross Profit                                                         267                       200        2,634       3,101

Selling, general and
administrative expenses         60                                   225                       275        2,716       3,276
Amortization of
intangible assets                                                     16                                                 16
                       ------------   ----------- -----------  -----------  -------------  --------   ---------- -----------

                                60                                   241                       275        2,716       3,292
                       ------------   ----------- -----------  -----------  -------------  --------   ---------- -----------

                               (60)                                   26                       (75)         (82)       (191)
                       ------------   ----------- -----------  -----------  -------------  --------   ---------- -----------
Reorganization items

Other income (expense)
Equity in net income
(loss) of unconsolidated
entities
Amortization of deferred
financing costs
Other income (expense)
  - net                                                              (2)             (3)                                 (5)
Interest expense             (377)                                  (70)            (50)       (46)          (7)       (550)
                       ------------   ----------- -----------  -----------  -------------  --------   ---------- -----------
                             (377)                                  (72)            (53)       (46)          (7)       (555)
                       ------------   ----------- -----------  -----------  -------------  --------   ---------- -----------
Income (loss) before
   income taxes              (437)                                  (46)            (53)      (121)         (89)       (746)
Provision for
income taxes
                       ------------   ----------- -----------  -----------  -------------  --------   ---------- -----------
Net income (loss)      $     (437)    $           $            $    (46)    $       (53)   $  (121)   $     (89) $     (746)
                       ============   =========== ===========  ===========  =============  ========   ========== ===========

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS (Unaudited)
MONTH ENDED June 30, 1998
(Amounts in Thousands)
                                                                                                               Alliance
                                     Alliance                                                Eliminations      Entertainment
                                    Entertainment   AE Land       Matrix                         and            Corp. and
                       Sub-total       Corp.         Corp        Software     Execusoft    Reclassifications   Subsidiaries*
                       ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Net Income (loss)      $    (746)   $    (2,727)   $            $       31    $            $                  $       (3,442)
Adjustments to reconcile
net income (loss) to net
cash provided by
operating activities:
Depreciation and
   amortization              125            613          155             9                                               902
Equity in net income (loss)
of unconsolidated entities                  (62)                                                                         (62)
Reorganization items                      1,174                                                                        1,174
Changes in working
 capital and other, net    2,498          1,042          (58)           12              1                              3,495
                        ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Net cash provided by
(used in) operating
activities before
reorganization items       1,877             40           97            52              1                              2,067
                        ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Reorganization Items:
Chapter 11 professional
fees paid                                (1,174)                                                                      (1,174)
                        ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Net cash used by
reorganization items                     (1,174)                                                                      (1,174)
                        ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Net cash provided by
(used in) operating
activities                 1,877         (1,134)          97            52              1                                893
                        ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Cash Flows From Investing Activities
Purchase of property
and equipment               (343)                        (19)                                                           (362)
(Increase) Decrease in
   Investments
Investments
(Increase) Decrease in
Copyrights                   (37)                                                                                        (37)
Increase in other assets      18            428                       (246)                                              200

Net cash provided by
(used in)               ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Investing Activities         (362)          428          (19)         (246)                                             (199)
                        ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Cash Flows From Financing Activities
Increase (decrease) in
excess of outstanding
checks over bank balance     108                                                                                         108
Net financing proceeds
 to affiliates            (3,240)         1,798          (43)          231             (1)                            (1,255)
Proceeds from issuance
 of stock
Proceeds for redemption
 of stock
Proceeds from Borrowings                  1,000                                                                        1,000
Payments on Borrowings       (17)        (3,000)                                                                      (3,017)
Net Cash provided by
(used in)               ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Financing Activities      (3,149)          (202)         (43)          231             (1)                            (3,164)
                        ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Effect of foreign
 currency translation
Net increase (decrease)
in cash:                  (1,634)          (908)          35            37                                            (2,470)
Cash
Beginning                  2,327          1,182          363            30                                             3,902
                        ==========   ============   ==========   ===========   ==========  ================== ===============
Ending                  $    693     $      274     $    398     $      67     $           $                  $        1,432
                        ==========   ============   ==========   ===========   ==========  ================== ===============
     *The following  subsidiaries do not have any operating  activity:  Alliance
Ventures Inc.,  AEC Americas,  Inc., FL  Acquisition  Corp. and AEC  Acquisition
Corp.

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS (Unaudited)
MONTH ENDED June 30, 1998
(Amounts in Thousands)

                                Independent       Passport      Passport                 Castle                    AEC
                                National          Music         Music     Concord   Communications   One Way    One Stop
                                Distributors      Distribution  Worldwide Records     (U.S.)         Records     Group     Sub-total
                              ----------------   -------------- --------- --------- ---------------  --------  --------- -----------
Net Income (loss)             $         (437)     $              $        $  (46)   $     (53)       $  (121)  $    (89) $   (746)
Adjustments to reconcile net
income (loss) to net cash
provided by operating activities:
Depreciation and amortization                                                  20                         17         88       125
Equity in net income (loss)
of unconsolidated entities
Reorganization items
Changes in working capital
and other, net                         2,250                                  (90)                       397        (59)    2,498
Net cash provided by (used
in) operating activities      ----------------   -------------- --------- --------- ---------------  --------  --------- ----------
before reorganization items            1,813                                 (116)        (53)           293        (60)    1,877
                              ----------------   -------------- --------- --------- ---------------  --------  --------- ----------
Reorganization items:
Chapter 11 professional
 fees paid
                              ----------------   -------------- --------- --------- ---------------  --------  --------- ----------
Net cash used by
reorganization items
                              ----------------   -------------- --------- --------- ---------------  --------  --------- ----------
Net cash provided by (used in)
operating activities                   1,813                                 (116)        (53)           293        (60)     1,877
                              ----------------   -------------- --------- --------- ---------------  --------  --------  ----------
Cash Flows From Investing
Activities
(Purchase) disposal of property
(Increase) decrease
  in investments                                                                                          (2)      (341)      (343)
(Increase) decrease
  in copyrights                                                               (37)                                             (37)
(Increase) decrease
  in other assets                                                                                                    18         18
Net cash provided by
(used in)
                              ----------------   -------------- --------- --------- ---------------  --------  --------  ----------
Investing Activities                                                          (37)                        (2)      (323)      (362)
                              ----------------   -------------- --------- --------- ---------------  --------  --------  ----------
Cash Flows From Financing
Activities
Increase (decrease) in excess
  of outstanding checks
  over bank balance                       (2)                                 (55)                       165                   108
Net financing proceeds to
  affiliates                          (1,777)                                 208          53           (503)   (1,221)     (3,240)
Proceeds from issuance of stock
Payments for redemption of stock
Proceeds from Borrowings
Payments on Borrowings                                                                                             (17)        (17)
Payments on Borrowings
Net Cash provided by
(used in)                     ----------------   -------------- --------- --------- ---------------  --------  --------  ----------
Financing Activities                  (1,779)                                 153          53          (338)    (1,238)     (3,149)
                              ----------------   -------------- --------- --------- ---------------  --------  --------  ----------
Effect of foreign currency
translation
Net increase (decrease) in
cash:                                     34                                                            (47)    (1,621)     (1,634)
Cash
Beginning                                                                                                47      2,280       2,327
                              ================   ============== ========= ========= ===============  ========  ========  ==========
Ending                        $           34      $             $         $         $                $         $   659   $     693
                              ================   ============== ========= ========= ===============  ========  ========  ==========

ALLIANCE ENTERTAINMENT CORP.  AND SUBSIDIARIES

NOTES TO CONSOLIDATING FINANCIAL STATEMENTS
Unaudited Interim Financial Information

The unaudited consolidating financial statements of Alliance Entertainment Corp. and subsidiaries (the "Company"), have been prepared in accordance with the American Institute of Certified Public Accountants Statement of Position 90-7:
"Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7") and generally accepted accounting principles applicable to a going concern, which principles, except as otherwise disclosed, assume that assets will be realized and liabilities will be discharged in the normal course of business. The Company filed petitions for relief under Chapter 11 of the United States Bankruptcy Code ("Chapter 11") on July 14, 1997 (the "Filing"). The Company is presently operating its business as a debtor-in-possession subject to the jurisdiction of the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court").

Except as set forth, the unaudited consolidating balance sheet as of June 30, 1998 and the unaudited consolidating statements of operations and cash flows for the month ended June 30, 1998 (interim financial information), have generally been prepared on the same basis as the audited financial statements. The financial statements include all adjustments believed by management to be necessary to fairly reflect the Company's financial position and results of operations in accordance with generally accepted accounting principles. The preparation of these financial statements has required the development by management of a number of significant estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Significant estimates inherent in the preparation of the accompanying financial statements include management's estimate of future cash flows used as a basis to assess the recoverability of long-lived assets, adjustments to reduce the carrying value of inventory and accounts receivable to net realizable value and estimates of cost incurred in connection with restructuring and related activities. These accounting estimates are subject to material change in the near term. In addition, the accompanying financial statements are unaudited and, upon completion of the annual financial statement audit by the Company's independent accountants for the year ended December 31, 1998 may require further adjustments. Excluded from the Filing were the following non-debtor subsidiaries of the Company's Proprietary Products Group, including: Castle Communications plc (and its related affiliates); The St. Clair Entertainment Group, Inc.; and Red Ant Entertainment LLC ("Red Ant") (and its related affiliates). Accordingly, the accompanying financial statements have been prepared excluding their financial position, results of operations and cash flows. The results of operations of those businesses and the Company's underlying equity therein have been presented under the equity method of accounting. In the opinion of the Company, the interim financial information is considered preliminary and may not include all adjustments, necessary for a fair statement of the results of the interim period.

Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted from the interim financial information. These statements should be read in conjunction with the Company's financial statements for the year ended December 31, 1997. The results of operations for the month ended June 30, 1998, may not be indicative of the operating results for the full year or any future interim period.

The Company experienced significant operating losses in 1996 and 1997 and continued to post a year-to-date operating loss in 1998. The Company's ability to continue as a going concern is dependent upon the Companies ability to consummate ("go effective") the Court approved Plan of Reorganization including obtaining post confirmation financing, achievement of profitable operations, and the resolution of the uncertainties of the reorganization case discussed below.

Restructuring and Other Charges

During the month ended June 30, 1998, approximately $.5 million was paid and charged against liabilities established by the Company at December 31, 1997 for restructuring and other non-recurring charges relating to its consolidation plans. As of June 30, 1998, approximately $7.0 million remains to be paid in future periods.

Reorganization under Chapter 11; Pre-Petition Credit Agreement

On June 30, 1997, the Company failed to make the full amortization payment of $1.5 million on its senior secured credit facility (the "Pre-petition Credit Agreement") and additionally failed to satisfy a financial covenant requiring the Company raise $35 million of equity prior to July 1, 1997 and as a result was in default under the provisions of its Pre-petition Credit Agreement. Under the terms of its Pre-petition Credit Agreement and as a result of the existing defaults, the Company's banks had the right to accelerate the maturity of approximately $187 million of outstanding indebtedness.

Additionally, as a result of the defaults under the Pre-petition Credit Agreement, the Company was unable to make a July 15, 1997 interest payment due and payable on the Company's $125 million of 11.25% Senior Subordinated Notes due 2005.

On July 14, 1997, as a result of the defaults under the Pre-petition Credit Agreement, the pending payment default on the Company's Senior Subordinated Notes and an overall inability to operate the Company's business under the existing liquidity restraints, the Company and fourteen of its wholly-owned subsidiaries filed voluntarily under Chapter 11 of the Bankruptcy Code in order to facilitate the reorganization of the Company's core businesses and the restructuring of the Company's long-term debt, revolving credit and trade and other obligations. The Company continues to operate with its existing directors and officers as a debtor-in-possession subject to the Bankruptcy Court's supervision and orders. Excluded from the filing were certain businesses in the Company's Proprietary Products Group, including: Castle Communications plc (and its related affiliates); The St. Clair Entertainment Group, Inc.; and Red Ant Entertainment LLC ("Red Ant") (and its related affiliates). The filing was made in the U.S. District Court for the Southern District of New York in Manhattan.

The filing of the petition under Chapter 11 of the Bankruptcy Code resulted in the occurrence of an Event of Default under the Company's: (i) Indenture relating to its 11.25% Senior Subordinated Notes due 2005; (ii) Credit
Agreement; (iii) 6% Exchangeable Notes; and (iv) Mortgage Bond for its distribution facility in Coral Springs, Florida.

Pursuant to the provisions of the Bankruptcy Code, all of the Company's liabilities as of July 14, 1997, were automatically stayed upon the Company's filing of its petition for reorganization. In addition, absent approval from the Bankruptcy Court, the Company is prohibited from paying any pre-petition obligations. In hearings held on July 14 and 16, 1997, the Bankruptcy Court approved the Company's request for payment of certain pre-petition wages and benefits, use of the Company's cash management system and retention of legal and financial professionals.

In the Company's Chapter 11 case, substantially all liabilities as of the date of the Filing are subject to settlement under a plan of reorganization to be voted upon by the Company's creditors and stockholders and confirmed by the Bankruptcy Court. Schedules have been filed by the Company with the Bankruptcy Court setting forth the assets and liabilities of the Company as of the date of the Filing as shown by the Company's accounting records. Differences between amounts shown by the Company and claims filed by creditors are being investigated and resolved. The ultimate amount and settlement terms for pre-petition liabilities are subject to a plan of reorganization, and accordingly, are not presently determinable.

Under the Bankruptcy Code, the Company may elect to assume or reject real estates leases, employment contracts, personal property leases, service contracts and other executory pre-petition leases and contracts, subject to Bankruptcy Court approval. The Company cannot presently determine or reasonably estimate the ultimate liability which may result from the filing of claims for any rejected contracts or from leases which may be rejected at a future date.

The  principal  categories  of claims  classified  as  "Liabilities  Subject  to
Settlement Under the Reorganization Case" are identified below. All amounts presented below may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determination as to the security of certain claims, the value of any collateral securing such claims, or other events.



Liabilities Subject to Settlement                                                                   (000's)
                                                                                                    -------
Under the Reorganization Case                                                                    June 30, 1998
-----------------------------                                                               ---------------------

Accounts payable and accrued expenses                                                              $131,811
Pre-Petition  Credit Agreement                                                                      148,483
11.25% Senior Subordinated Notes due 2005                                                           125,000
6% Exchangeable Notes                                                                                10,805
Other Promissory Notes                                                                                1,395
Obligations under capital leases                                                                          4
Accounts payable Non-Debtor Subsidiaries                                                                 75
                                                                                                   --------
                                                                                                   $417,573
                                                                                                   ========

On June 25, 1998, the Bankruptcy Court approved the Company's Disclosure Statement for its Plan of Reorganization. The Plan of Reorganization includes all Debtors except for Concord Jazz. The Plan of Reorganization for Concord Jazz will be filed separately. The approval of the Disclosure Statement allows the Company to commence the solicitation of votes for approval of its Plan of Reorganization. Plan materials and ballots were mailed on July 1, 1998. The deadline for returning the ballots was July 24, 1998, and a hearing to confirm the Plan was held on July 30, 1998. On July 30, 1998 the Court approved the Plan of Reorganization. Also, the Court approved the sale of the Company's U.K. subsidiary, Castle Communication to London-based Rutland Trust PLC. The sale was consummated on July 20, 1998.

In the event that a plan of reorganization is successfully consummated by the Company, continuation of the business after reorganization will be dependent upon the success of future operations and the Company's ability to meet its obligations as they become due. In the event that such a plan of reorganization is not consummated, the ability of the Company to continue as a going concern depends on the success of future operations and the ability of the Company to generate sufficient cash from operations and financing sources to meet its obligations as they become due and to finance its operations. The accompanying financial statements have been prepared on a going concern basis, which, except as disclosed, contemplates continuity of operations, realization of assets and discharge of liabilities in the ordinary course of business. As a result of the Chapter 11 filing, the Company may have to sell or otherwise dispose of assets and discharge or settle liabilities for amounts other than those reflected in the financial statements. Further, a plan of reorganization could materially change the amounts currently recorded in the financial statements. The financial statements do not give effect to all adjustments to the carrying value of assets, or amounts and classification of liabilities that might be necessary as a consequence of the proceeding. The appropriateness of using the going concern basis is dependent upon, among other things, confirmation of a plan of reorganization, success of future operations and the ability to generate sufficient cash from operations and financing sources to meet obligations.

In addition, valuation methods used in Chapter 11 reorganization cases vary depending on the purpose for which they are prepared and used and are rarely based on generally accepted accounting principles, the basis on which the accompanying financial statements are prepared. Accordingly, the values set forth in the accompanying financial statements are not likely to be indicative of the values presented to or used by the Bankruptcy Court. As a result, valuations of the Company based on the accompanying financial statements may be significantly higher than valuations used by the Company in determining the amounts to be received, if any, by each class of creditors under a plan of reorganization.

DIP Financing

In connection with the Company's Chapter 11 filing, on July 16, 1997, the Company entered into a DIP Financing Agreement with Chase Manhattan Bank providing for a maximum of $50 million of debtor-in-possession ("DIP") financing subject to approval by the Bankruptcy Court. The DIP Financing Agreement is intended to address the Company's immediate working capital needs and to support the Company's operations during its Chapter 11 proceedings. The Company's use of the full DIP Financing Agreement was approved by the Court.

The DIP Financing Agreement provides for borrowings under a revolving credit and a letter of credit facility. Loans under the revolving credit facility bear interest at either the Alternate Base Rate (as defined in the DIP Financing Agreement) plus 1.5% or at the Adjusted LIBOR Rate (as defined in the DIP Financing Agreement) plus 2.75%. Loans under the letter of credit facility bear interest at the Alternate Base Rate plus 1.5%. The terms of the DIP Financing Agreement contain certain restrictive covenants including: limitations on the incurrence of additional guarantees, liens and indebtedness; limitations on the sale of assets and the making of capital expenditures. The DIP Financing Agreement also requires that the Company meet certain minimum earnings before taxes and other expenses as defined through the end of 1998.

Under the DIP Financing Agreement, Chase Manhattan Bank has been given a perfected first priority lien on all property and assets of the Company and its fourteen wholly-owned debtor-in-possession subsidiaries. The banks who are parties to the Pre-Petition Credit Agreement, as well as certain other secured creditors of the Company, have been granted replacement liens on the Company's assets (junior to the lien granted under the DIP Financing Agreement) to adequately protect such creditors' secured claims against the Company prior to its Chapter 11 filing.

The DIP Financing Agreement expires on January 31, 1999, or earlier upon the occurrence of certain events, including confirmation of a plan of reorganization by the Bankruptcy Court, a sale of substantially all of the assets of the Company, or failure by the Company to receive a final order confirming a plan of reorganization.

On March 18, 1998, the Company and Chase Manhattan agreed to an amendment to the DIP Financing Agreement. The terms of the amendment modify certain covenants related to (1) permitted capital expenditures, (2) minimum earnings before interest, taxes, depreciation and amortization, as defined, (3) minimum carrying value of inventories, and (4) the amount of permitted selling, general and administrative expenses relating to certain non core operations. The amendments were approved by the bankruptcy court on April 1, 1998.

Post Confirmation Financing

The Company is currently negotiating a post confirmation revolving credit facility. The revolving credit facility is necessary for the successful consummation of the Plan of Reorganization. The company expects to complete the negotiations and enter into a definitive agreement in August.

Indebtedness

As a result of the Filing, substantially all debt outstanding at July 14, 1997, was classified as liabilities subject to settlement. No principal or interest payments are made on any pre-petition debt (excluding interest payments on the Pre-petition Credit Agreement with Chase Manhattan Bank) without Bankruptcy Court approval or until a reorganization plan defining the repayment terms has been approved.

Generally, interest on pre-petition debt ceases accruing upon the filing of a petition under the Bankruptcy Code. However, if debt is collateralized by an interest in property whose value (minus the cost of preserving such property) exceeds the amount of the debt, post-petition interest may be payable. Other than those noted above, no other determinations have yet been made regarding the value of the property interests which collateralize various debts. Although interest may be paid pursuant to an order of the Bankruptcy Court, other than interest on the Pre-petition Credit Agreement, it is uncertain whether any other post-petition interest will be payable or paid. The Company believes at this time that it is unlikely that such interest will be paid. Contractual interest expense not recorded on certain pre-petition debt (11.25% Senior Subordinated Notes due 2005, 6% Exchangeable Notes and other promissory notes) totaled approximately $1.2 million for the month ended June 30, 1998.

Income Taxes

Based upon current operations of the Company and other factors, an income tax benefit was not recorded for the Company and its fourteen wholly owned subsidiaries which filed under Chapter 11 for the month ended June 30, 1998. The Company anticipates that pre-tax losses, if any, which may be realized during the fiscal year ending December 31, 1998, will not result in the recording of any additional tax benefit by the Company. Further, any net operating loss carry forwards prior to, and subsequent to the filing date, may be severely reduced by the bankruptcy case.

Reorganization Items

The Company recorded the following expense and income items during the month ended June 30, 1998, directly associated with the Chapter 11 reorganization proceedings and the resulting restructuring of its operations:

                                                          (000's)
                                                        Month Ended
                                                       June 30, 1998
                                                    -------------------
Professional fees                                          $1.174

Professional fees represent estimates of expenses incurred, primarily for legal, consulting and accounting services provided to the Company and the creditors committee (which are required to be paid by the Company while in Chapter 11). Interest income represents interest earned on cash invested during the Chapter 11 proceeding.

                          ALLIANCE ENTERTAINMENT CORP.
                          Trade Payables and Insurance
                                  May 31, 1998


     To the best of the Company's knowledge, all post-petition trade payables are current and all insurance policies, including all applicable workers' Compensation and disability insurance policies, are fully paid as of June 30, 1998.

                          ALLIANCE ENTERTAINMENT CORP.
                             (Debtor-In-Possession)


Court Reporting Schedules - Tax Payments and Collections
Month ended June 30, 1998

Gross Wages Paid                                          $1,751,477.61             Schedule I
Payroll Taxes Withheld                                       417,528.90             Schedule II
Payroll Taxes Incurred                                       118,905.78             Schedule III
Gross Taxable Sales                                           70,955.67             Schedule IV
Sales Tax Collected                                            4,601.66             Schedule IV
Payment of Payroll Taxes                                          -                 Schedule V
Payment of Tax Payments                                        7,601.31             Schedule VI


                          ALLIANCE ENTERTAINMENT CORP.
                             (Debtor-In-Possession)
                                                                    Schedule I

Court Reporting Schedules for Payroll Tax Payments and Collections Two week periods ended June 12 and June 26

GROSS WAGES PAID


Two Week Period Ended
      Date                                                                                      Gross Wages
---------------------                                                                         --------------
June 12, 1998                                                                                 $  949,696.23
June 26, 1998                                                                                    801,781.38
                                                                                              --------------
Total                                                                                         $1,751,477.61
                                                                                              ==============

                          ALLIANCE ENTERTAINMENT CORP.
                             (Debtor-In-Possession)

                                                                    Schedule II

Court Reporting Schedules for Payroll Tax Payments and Collections Two week periods ended June 12 and June 26

PAYROLL TAXES WITHHELD

Two Week Periods Ended                                                                           Payroll Tax
      Date                               Tax Type                                                 Withheld
---------------------                ------------------                                         -----------
June 12, 1998                        Federal Income Tax                                         $166,873.83
                                     FICA & MEDI w/h                                              55,977.54
                                     State w/h                                                     9,199.80
                                     Local w/h                                                     1,507.75
June 26, 1998                        Federal Income Tax                                          118,544.07
                                     FICA & MEDI w/h                                              54,942.19
                                     State w/h                                                     9,777.20
                                     Local w/h                                                       706.52
                                                                                              -------------
                                                             TOTAL                              $417,528.90
                                                                                              =============

                          ALLIANCE ENTERTAINMENT CORP.
                             (Debtor-In-Possession)

                                                                   Schedule III

Court Reporting Schedules for Payroll Tax Payments and Collections Two week periods ended June 12 and June 26

PAYROLL TAXES INCURRED

Two Week Period Ended                Employer Payroll                                               Amount
      Date                           Tax Contributions                                             Incurred
---------------------                ---------------------                                      -----------
June 12, 1998                        FICA & MEDI Expenses                                        $55,977.39
                                     FUTA                                                            848.20
                                     Disability/SUI                                                3,433.24
June 26, 1998                        FICA & MEDI Expenses                                         54,965.31
                                     FUTA                                                            810.56
                                     Disability/SUI                                                2,871.08
                                                                                                -----------
                                                              TOTAL                             $118,905.78
                                                                                                ===========

                          ALLIANCE ENTERTAINMENT CORP.
                             (Debtor-In-Possession)
                                                                   Schedule IV

Schedules of Sales and Meals Tax Collected


Month Ended June 30, 1998


                                                                 Sales Tax            Gross Taxable
Taxing Jurisdiction                                              Collected                Sales
-----------------------------------------
Florida Department of Revenue                                    $3,136.72            $52,278.67
State Board of Equalization - California                            445.00              5,397.00
New York Department of Revenue                                        9.84                123.00
New York Department of Revenue                                      510.00              6,262.00
New Jersey Department of Revenue                                     22.00                363.00
State of Michigan - Department of Treasury                          155.10              2,585.00
State of Board of Equalization - California                         323.00              3,947.00
                                                                 ---------            ----------
                                                                 $4,601.66            $70,955.67
                                                                 =========            ==========

                          ALLIANCE ENTERTAINMENT CORP.
                             (Debtor-In-Possession)

                                                                    Schedule V

Court Reporting Schedules for Payroll Tax Payments and Collections Two week periods ended June 12 and June 26


PAYMENT OF TAXES

Tax Period          Tax Type                 Taxing Jurisdiction               Date Paid    Amount Paid
-----------         --------                 -------------------               ---------    -----------






The Company's payroll is processed by a third party payroll service. Accordingly, at each payroll period the Company transfers funds to the payroll service who in turn makes payments directly to the appropriate taxing jurisdiction on the Company's behalf.

                          ALLIANCE ENTERTAINMENT CORP.
                             (Debtor-In-Possession)

                                                                   Schedule VI

Schedules of Tax Payments

Month Ended June 30, 1998

           Tax Jurisdiction                          Tax Type                    Amount Paid       Date Paid
--------------------------------------------  ----------------------------     ---------------- --------------------
Florida Department of Revenue                 Florida Sales and Use Tax         $  3,106.72         June 18, 1998
State Board of Equalization - California      California Sales and Use Tax           635.00         June 18, 1998
City of Albany, New York                      Property Tax                         3,792.00         June 11, 1998
New York Department of Revenue                New York Sales and Use Tax              67.59         June 16, 1998
                                                                                -------------
                                               TOTAL                            $  7,601.31
                                                                                =============

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


------------------------------------------------x
In re                                           :
                                                :    Chapter 11
ALLIANCE ENTERTAINMENT CORP., et al,            :    Case No. 97 B 44673
                                                :    through 97 B 44687  (BRL)
                                    Debtors.    :
                                                :    (Jointly Administered)
------------------------------------------------x

                      Verification Under Penalty of Perjury

STATE OF FLORIDA           )
                           )       ss:
COUNTY OF BROWARD          )

                  David Hawthorne, being duly sworn, deposes and says:

     1. I am Executive Vice President, Chief Financial Officer of Alliance Entertainment Corp. The foregoing operating statements of Alliance Entertainment Corp. and subsidiaries were prepared under my direction.

     2. The foregoing operating statements are true and correct to the best of my knowledge, information and belief.


                               /s/ David E. Hawthorne
                              --------------------------------
                                   David E. Hawthorne


Sworn to before me this
30th day of July, 1998


/s/ John Longmire
---------------------------
Notary Public